Q1 2013 Earnings Press Release Supplement April 16, 2013 Exhibit 99.2

Important Notes
This presentation, and other statements that BlackRock may make, may contain forward-looking statements within the meaning of the Private Securities
Litigation Reform Act, with respect to BlackRock’s future financial or business performance, strategies or expectations. Forward-looking statements are typically identified by words or phrases such as “trend,” “potential,” “opportunity,” “pipeline,” “believe,” “comfortable,” “expect,” “anticipate,” “current,”
“intention,” “estimate,” “position,” “assume,” “outlook,” “continue,” “remain,” “maintain,” “sustain,” “seek,” “achieve,” and similar expressions, or future or conditional verbs such as “will,” “would,” “should,” “could,” “may” and similar expressions.
BlackRock cautions that forward-looking statements are subject to numerous assumptions, risks and uncertainties, which change over time. Forward-
looking statements speak only as of the date they are made, and BlackRock assumes no duty to and does not undertake to update forward-looking statements. Actual results could differ materially from those anticipated in forward-looking statements and future results could differ materially from historical performance.
In addition to risk factors previously disclosed in BlackRock’s Securities and Exchange Commission (“SEC”) reports and those identified elsewhere in this presentation the following factors, among others, could cause actual results to differ materially from forward-looking statements or historical performance:
(1) the introduction, withdrawal, success and timing of business initiatives and strategies; (2) changes and volatility in political, economic or industry conditions, the interest rate environment, foreign exchange rates or financial and capital markets, which could result in changes in demand for products or services or in the value of assets under management; (3) the relative and absolute investment performance of BlackRock’s investment products; (4) the impact of increased competition; (5) the impact of future acquisitions or divestitures; (6) the unfavorable resolution of legal proceedings; (7) the extent and timing of any share repurchases; (8) the impact, extent and timing of technological changes and the adequacy of intellectual property, information and cyber security protection; (9) the impact of legislative and regulatory actions and reforms, including the Dodd-Frank Wall Street Reform and Consumer
Protection Act, and regulatory, supervisory or enforcement actions of government agencies relating to BlackRock or The PNC Financial Services Group,
Inc. (“PNC”); (10) terrorist activities, international hostilities and natural disasters, which may adversely affect the general economy, domestic and local financial and capital markets, specific industries or BlackRock; (11) the ability to attract and retain highly talented professionals; (12) fluctuations in the carrying value of BlackRock’s economic investments; (13) the impact of changes to tax legislation, including income, payroll and transaction taxes, and taxation on products or transactions, which could affect the value proposition to clients and, generally, the tax position of BlackRock; (14) BlackRock’s success in maintaining the distribution of its products; (15) the impact of BlackRock electing to provide support to its products from time to time and any potential liabilities related to securities lending or other indemnification obligations; and (16) the impact of problems at other financial institutions or the failure or negative performance of products at other financial institutions.
This presentation also includes non-GAAP financial measures. You can find our presentations on the most directly comparable GAAP financial measures calculated in accordance with GAAP and our reconciliations in the appendix to this earnings release supplement, our current earnings release dated April
16, 2013, and BlackRock’s other periodic reports, which are available on BlackRock’s web site at
www.blackrock.com.

Table of Contents
Operating and Net Income/Diluted EPS, as adjusted Page 3
Operating Margin, as adjusted Page 4
Q1 2013 Mix by Product, Client Type, Style and Region Page 5
Global Equity Market  Indices Page 6
Year-over-Year: Q1 2013 vs. Q1 2012 Pages 7-12
Sequential Quarters: Q1 2013 vs. Q4 2012 Pages 13-18
Non-operating and Capital Management Pages 19-21
Appendix Pages 22-28

$1,041
$921
$825
$832
$876
$575
$558
$610
$695
$637
Q1 2012
Q2 2012
Q3 2012
Q4 2012
Q1 2013

$3.16
$3.10
$3.47
$3.96
$3.65
Q1 2012
Q2 2012
Q3 2012
Q4 2012
Q1 2013

BLACKROCK

Q1 2013 EPS up 16% year-over-year reflecting strong revenues and operating leverage
Operating and Net Income, as adjusted ($ in millions) Diluted Earnings Per Share, as adjusted
For further information and reconciliation between GAAP and as adjusted, see the appendix, notes (a) through (f) in the current earnings release as well as previously filed Form 10-Ks, 10-Qs and 8-Ks.
Operating Income Net Income
• Q1 2013 includes $33 million of organizational alignment costs and $18 million of fund launch costs
• Sequential results reflect seasonal factors primarily related to performance fees and payroll taxes
12% increase year-over-year 16% increase year-over-year

40.7%
42.6%
39.7%
39.3%
36.8%
38.2%
38.7%
37.4%
38.6%
39.2%
40.0%
2007 2008 2009 2009 2010 2011 Q1
2012
Q2
2012
Q3
2012
Q4
2012
Q1
2013
Full Year 2012 = 40.4%
Continued year-over-year margin improvement
Operating Margin, as adjusted
For further information and reconciliation between GAAP and as adjusted, see the appendix, notes (a) through (f) in the current earnings release as well as previously filed Form 10-Ks, 10-Qs and 8-Ks.
BGI/BLK
Pro Forma
• Q1 2013 includes $33 million of organizational alignment costs
• Sequential results reflect seasonal factors primarily related to performance fees and payroll taxes

Alternatives 3%
Alternatives 8%
Multi-asset
8%
Multi-asset
12%
Fixed Income
34%
Fixed Income
24%
Equity
55%
Equity
56%
iShares
22%
iShares
35%
Retail
11%
Retail
33%
Institutional
67%
Institutional
32%
AUM Base Fees AUM Base Fees
Index
42%
Index
10%
iShares
22%
iShares
35%
Asia-Pacific
8% Asia-Pacific 5%
EMEA
31%
EMEA
30%
Americas
61%
Americas
65%
Active
36%
Active
55%
AUM Base Fees AUM Base Fees
Q1 2013 Long-term Base Fees of $2.043 billion
Long-term Assets Under Management of $3.629 trillion at March 31, 2013
Q1 2013 mix by product, client type, style and region
Product Type Client Type
Style
Region

Major global equity markets indices
Index
Spot
March 31,
2013
Average Index Level
Average
Q1 2013 vs.
Q1 2013 Q1 2012 Q4 2012 Q1 2012 Q4 2012
Domestic
S&P 500 1,569 1,513 1,347 1,418 12.3% 6.7%
Global
MSCI Barra World Index 1,435 1,405 1,268 1,312 10.8% 7.1%
MSCI Europe Index 101 100 90 94 11.1% 6.4%
MSCI AC Asia Pacific Index 136 133 124 124 7.3% 7.3%
MSCI Emerging Markets Index 1,035 1,059 1,026 1,009 3.2% 5.0%
S&P Global Natural Resources 3,415 3,524 3,533 3,391 (0.3%) 3.9%

Year-over-year Q1 2013 vs. Q1 2012 ** * * * * * * * * Exhibit 99.2

EPS up 16% year-over-year driven by strong operating results
Q1 2013 Compared to Q1 2012, as adjusted
Total EPS:
$3.65
Total EPS:
$3.16
Non-Operating:
$0.06
Operating
EPS:
Operating
EPS:
For further information and reconciliation between GAAP and as adjusted, see the appendix and notes (a) through (f) in the current earnings release.
$0.49
Increasing EPS Decreasing EPS
Non-Operating:
$0.01
• Q1 2013 includes $33 million of organizational alignment costs and $18 million of fund launch costs
$3.10
$3.64
$0.00
$0.50
$1.00
$1.50
$2.00
$2.50
$3.00
$3.50
$4.00
Q1 2012 Operating EPS Non-Operating EPS Q1 2013
($0.05)
$0.54

$147 million
Operating Income, as adjusted ($ in millions)
$1,100
$1,000
$900
$800
$700
$600
$0
$825
$200
($53)
($18)
($33)
$921
Q1 2012
Revenue
Expenses
Fund Launch Costs
Organizational Alignment Costs
Q1 2013

BLACKROCK

Year-over-year operating income reflected revenue growth and expense discipline
Q1 2013 Compared to Q1 2012, as adjusted
For further information and reconciliation between GAAP and as adjusted, see the appendix and notes (a) through (f) in the current earnings release.
Increasing Revenue Increasing Expense

88%
2%
1%
5%
4%
Base Fees
Performance Fees
BRS and Advisory
Distribution Fees
Other Revenue
Q1 2013
$2.45 billion
87%
3%
1%
5%
4%

$200 million
Revenue ($ in millions)
$2,600
$2,400
$2,200
$2,000
$0
$2,249
$152
$28
$19
$3
($2)
$2,449
Q1 2012
Base Fees
Performance Fees
Other Revenue
BRS & Advisory
Distribution Fees
Q1 2013

BLACKROCK

10 Year-over-year revenue reflected base fee growth and strong performance fees Q1 2013 Compared to Q1 2012 Total Revenue Q1 2012 $2.25 billion Decreasing Revenue Increasing Revenue

3%
22%
5%
14%
24%
5%
9%
12%
6%
Active Fixed Income
iShares Fixed Income
Non-ETF Index Fixed Income
Active Equity
iShares Equity
Non-ETF Index Equity
Multi-Asset
Alternatives
Cash
5%
3%
20%
15%
27%
4%
7%
12%
7%

$152 million
Base Fees ($ in millions)
$2,300
$2,200
$2,100
$2,000
$1,900
$1,800
$0
$1,977
$98
$33
$18
$17
$7
$5
($3)
($3)
($20)
$2,129
Q1 2012
iShares Equity
Active Fixed Income
iShares Fixed Income
Non-ETF Index Equity
Non-ETF Index Fixed Income
Multi-Asset
Alternatives
Cash
Active Equity
Q1 2013

BLACKROCK

11 Q1 2013 $2.13 billion Year-over-year base fees reflected growth across most asset classes Q1 2013 Compared to Q1 2012 Base fees Q1 2012 $1.98 billion Decreasing Base Fees Increasing Base Fees

57%
7%
1%
11%
21%
3%
Employee Comp. & Benefits
Distribution & Servicing Costs
Amort. of Deferred Sales Commissions
Direct Fund Expenses
General & Administration
Amortization of Intangibles
58%
6%
1%
11%
21%
3%

Operating Expenses, as adjusted
($ in millions)
$1,600
$1,500
$1,400
$1,300
$0
$53 million
$1,424
($4)
($4)
$1
$8
$9
$43
$18
$33
$1,528
Q1 2012
Amort.- Deferred Commissions
Distribution & Servicing
Amort.- Intangibles
G&A(1)
Direct Fund Expenses
Compensation & Benefits(1)
Fund Launch Costs
Organizational Alignment Costs
Q1 2013
Decreasing Expenses
Increasing Expenses

BlackRock

Q1 2013
$1.53 billion
Year-over-year expense discipline was impacted by reorganization and fund launch costs
Expenses, as adjusted, by Category
Q1 2013 Compared to Q1 2012, as adjusted
(1) G&A and compensation & benefits expenses exclude organizational alignment costs and fund launch costs incurred in first quarter 2013, which are presented separately above.
For further information and reconciliation between GAAP and as adjusted, see the appendix and notes (a) through (f) in the current earnings release.
Q1 2012
$1.42 billion

Sequential Quarters Q1 2013 vs. Q4 2012 * * * * * ** ** * *

$4.07
$0.12
($0.43)
$3.64
($0.50)
$0.00
$0.50
$1.00
$1.50
$2.00
$2.50
$3.00
$3.50
$4.00
Q4 2012 Operating EPS Non-Operating EPS Q1 2013
Sequential results reflected base fee growth offset by seasonal factors
Increasing EPS
For further information and reconciliation between GAAP and as adjusted, see the appendix and notes (a) through (f) in the current earnings release.
Q1 2013 Compared to Q4 2012, as adjusted
Operating
EPS:
Total EPS:
$3.96
Total EPS:
$3.65
Operating
EPS:
Non-Operating:
($0.11)
($0.31)
Decreasing EPS
• Q1 2013 includes $33 million of organizational alignment costs and $18 million of fund launch costs
• Sequential results reflect seasonal factors primarily related to performance fees and payroll taxes
Non-Operating:
$0.01

Operating Income, as adjusted ($ in millions)

BLACKROCK

Q1 2013 operating income reflected base fee growth offset by seasonal factors
Q1 2013 Compared to Q4 2012, as adjusted
($69) million
For further information and reconciliation between GAAP and as adjusted, see the appendix and notes (a) through (f) in the current earnings release.
Decreasing Expense
• Q1 2013 includes $33 million of organizational alignment costs and $18 million of fund launch costs
• Sequential results reflect seasonal factors primarily related to performance fees and payroll taxes
$700
$800
$900
$1,000
$1,100
Q4 2012 Revenue Expenses Fund Launch Costs Organizational
Alignment Costs
Q1 2013
$921
$1,041
($90)
$21
($18)
($33)
$0
Decreasing Revenue/Increasing Expense

82%
3%
1%
5%
9%
Base Fees
Performance Fees
BRS and Advisory
Distribution Fees
Other Revenue
87%
3%
1%
5%
4%

($90) million
$2,800
$2,600
$2,400
$2,200
$2,000
$0
Revenue ($ in millions)
$2,539
$48
$4
($1)
($10)
($131)
$2,449
Q4 2012
Base Fees
Distribution Fees
Other Revenue
BRS & Advisory
Performance Fees
Q1 2013

BlackRock

Sequential revenue driven by base fee growth offset by seasonally lower performance fees
Q1 2013 Compared to Q4 2012
Increasing Revenue
Total Revenue
Q4 2012
$2.54 billion
Decreasing Revenue
Q1 2013
$2.45 billion

3%
21%
6%
15%
25%
5%
8%
11%
6%
Active Fixed Income
iShares Fixed Income
Non-ETF Index Fixed Income
Active Equity
iShares Equity
Non-ETF Index Equity
Multi-Asset
Alternatives
Cash
5%
3%
20%
15%
27%
4%
7%
12%
7%

$48 million
Base Fees ($ in millions)
$2,200
$2,100
$2,000
$0
$2,081
$56
$9
$6
$2
($1)
($4)
($5)
($7)
($8)
$2,129
Q4 2012
iShares Equity
Multi-asset
Non-ETF Index Equity
Alternatives
Non-ETF Index Fixed Income
iShares Fixed Income
Active Fixed Income
Active Equity
Cash
Q1 2013

BLACKROCK

17 Q1 2013 $2.13 billion Sequential base fees reflected growth in markets and long-term flows Base Fees Q1 2013 Compared to Q4 2012 Q4 2012 $2.08 billion Increasing Base Fees Decreasing Base Fees

56%
5%
1%
10%
25%
3%
Employee Comp. & Benefits
Distribution & Servicing Costs
Amort. of Deferred Sales Commissions
Direct Fund Expenses
58%
6%
1%
11%
21%
3%

Operating Expenses, as adjusted ($ in millions)
$1,700
$1,600
$1,500
$1,400
$1,300
$0
($21) million
$1,498
($56)
$9
$10
$16
$18
$33
$1,528
Q4 2012
G&A(1)
Distribution & Servicing
Direct Fund expenses
Compensation & Benefits(1)
Fund Launch Costs
Organizational Alignment Costs
Q1 2013

BLACKROCK

(1) G&A and compensation & benefits expenses exclude organizational alignment costs and fund launch costs incurred in first quarter 2013, which are presented separately above.
For further information and reconciliation between GAAP and as adjusted, see the appendix and notes (a) through (f) in the current earnings release.
Q1 2013
$1.53 billion
Sequential expenses reflected reorganization and fund launch costs and lower marketing costs
Increasing Expenses Decreasing Expenses
Expenses, as adjusted, by Category
Q1 2013 Compared to Q4 2012, as adjusted
Q4 2012
$1.50 billion
• Sequential results reflect seasonal factors primarily related to performance fees and payroll taxes

Non-operating and Capital Management * * * * * * * * * * *

Non-Operating Income (Expense), as adjusted
($ in millions)

BlackRock

Q1 2013 non-operating income
$19
$19
$3
$3
$7
($48)
($60)
($50)
($40)
($30)
($20)
($10)
$0
$10
$20
$30
Private Equity Real Estate Distressed Credit/
Mortgage Funds
Hedge Funds/
Funds of Hedge
Funds
Other Investments Net Interest
Expense
For further information and reconciliation between GAAP and as adjusted, see the appendix and notes (a) through (f) in the current earnings release.
Q1 2013 $3 million Non-Operating Income by Category, as adjusted
Net Interest Expense
Investment Gains
$51 million Net Investment Gain

Operating cash flows ($ in billions)
$2.5
$2.6
$2.8
$2.6
$2.2
$2.7
$(0.1)
$(0.1)
$0.2
$0.2
2010
2011
2012
Q1 2012
Est. Q1 2013
GAAP
As Adjusted

42%
36%
53%
48%
38%
43%
43%
49%
Annualized
22% CAGR
$6.72
$1.68
$2.68
$3.12
$3.12
$4.00
$5.50
$6.00
$1.68
2006
2007
2008
2009
2010
2011
2012
Q1 2013

Dividend payout ratio = Dividends declared / GAAP Net income.

Share repurchases ($ in millions)
$1,043
Includes $1.0 bn May 2012 buyback of 6.4 million shares from Barclays
$125
$43
$167
$166
$250
Q1 2012
Q2 2012
Q3 2012
Q4 2012
Q1 2013

235%
Includes $1.0 bn May 2012 buyback of 6.4 million shares from Barclays
72%
55%
66%
61%
88%
Q1 2012
Q2 2012
Q3 2012
Q4 2012
Q1 2013

BLACKROCK

Continued commitment to sound capital management
Operating cash flow
Share repurchases
Amounts above exclude repurchases of employee tax withholdings related to employee stock transactions.
Total payout ratio
Dividends and Dividend Payout Ratio
Payout ratio = (Dividends declared + shares repurchases) / GAAP Net income.
Annual incentive
compensation
payout in Q1
For further information and reconciliation between GAAP and as adjusted, see the previously filed
Form 10-Ks Form 10-Qs and 8-Ks and the appendix to this earnings release supplement.

Appendix * * * * * * * * *

14%
30%
9%
13%
3%
7%
5%
19%
16%
31%
8%
11%
3%
8%
5%
18%

Long-term AUM ($ in billions)
$284 billion
$3,800
$3,600
$3,400
$3,200
$0
$3,345
$121
($74)
$6
$279
($48)
$3,629
Q1 2012
Net New Business(1)
Client Redemption(1)
Acquisition
Market
FX
Q1 2013
Increasing AUM
Decreasing AUM

BLACKROCK

Q1 2013 long-term AUM up 9% from Q1 2012
Q1 2013 Compared to Q1 2012
Long-term AUM
Q1 2012
$3.345 trillion
Q1 2013
$3.629 trillion
(1) Net new business excludes the effect of a single low-fee non-ETP index fixed income outflow of $74.2 billion in the third quarter 2012, which is shown separately above.
Non-ETF EQ
iShares EQ
Active EQ
Non-ETF FI
iShares FI
Active FI
Multi Asset
Alternatives

15%
29%
8%
12%
3%
8%
6%
19%

31%
16%
8%
11%
3%
8%
5%
18%

$147 billion
$160
$3,629
$39
($52)
$3,482
$3,600
$3,400
$3,200
$0
Long-term AUM ($ in billions)
Q4 2012
Net New Business
Market
FX
Q1 2013

BLACKROCK

Q4 2012
$3.482 trillion
Q1 2013 long-term AUM up 4% from Q4 2012
Q1 2013 Compared to Q4 2012
Long-term AUM
Decreasing AUM Increasing AUM
Q1 2013
$3.629 trillion
Non-ETF EQ
iShares EQ
Active EQ
Non-ETF FI
iShares FI
Active FI
Multi Asset
Alternatives

$825
$815
$832
$829
$876
$875
$1,041
$1,005
$921
$909
Q1 2012
Q2 2012
Q3 2012
Q4 2012
Q1 2013

$10
$3
$1
$36
$12
Q1 2012
Q2 2012
Q3 2012
Q4 2012
Q1 2013

BlackRock

Quarterly operating income – GAAP and as adjusted
GAAP as adjusted
Operating Income ($ in millions) Non-GAAP Adjustments ($ in millions)
Non-GAAP adjustments include a contribution to short-term investment funds (“STIFs”), PNC LTIP funding obligation and compensation related to appreciation (depreciation) on certain deferred compensation plans.
For further information and reconciliation between GAAP and as adjusted, see notes (a) through (f) in the current earnings release as well as previously filed Form 10-Ks, 10-Qs and 8-Ks.

$575
$572
$558
$554
$610
$642
$695
$690
$637
$632
Q1 2012
Q2 2012
Q3 2012
Q4 2012
Q1 2013

$3
$4
($32)
$5
$5
Q1 2012
Q2 2012
Q3 2012
Q4 2012
Q1 2013

BLACKROCK

Net Income ($ in millions) Non-GAAP Adjustments ($ in millions)
GAAP as adjusted
Quarterly net income – GAAP and as adjusted
Non-GAAP adjustments include a contribution to STIFs, PNC LTIP funding obligation and income tax changes.
For further information and reconciliation between GAAP and as adjusted, see notes (a) through (f) in the current earnings release as well as previously filed Form 10-Ks, 10-Qs and 8-Ks.

$23
$15
($40)
($43)
$30
$13
($67)
($27)
$41
$3
Q1 2012
Q2 2012
Q3 2012
Q4 2012
Q1 2013

($8)
($3)
($17)
$40
($38)
Q1 2012
Q2 2012
Q3 2012
Q4 2012
Q1 2013

BLACKROCK

Quarterly non-operating income (expense) – GAAP and as adjusted
GAAP as adjusted
Non-Operating Income (Expense) ($ in millions) Non-GAAP Adjustments ($ in millions)
Non-GAAP adjustments include net income (loss) attributable to non-controlling interests and compensation expense related to (appreciation) depreciation on certain deferred compensation plans.
For further information and reconciliation between GAAP and as adjusted, see notes (a) through (f) in the current earnings release as well as previously filed Form 10-Ks, 10-Qs and 8-Ks.

Cash Flow GAAP and As Adjusted
(in millions)
2010 2011 2012 Q1 2012
EST
Q1 2013
Operating Cash Flows
Operating Cash flows, GAAP
basis $2,488 $2,826 $2,240 ($102) $200
Less: Non-GAAP adjustments (1) (77) 178 (483) (23) -
Operating Cash flows, as
Adjusted $2,565 $2,648 $2,723 ($79) $200
Investing Cash Flows
Investing Cash flows, GAAP
basis ($627) ($204) ($266) ($487) $100
Less: Non-GAAP adjustments (1) (52) 24 (211) (125) -
Investing Cash flows, as
Adjusted ($575) ($228) ($55) ($362) $100
Financing Cash Flows
Financing Cash flows, GAAP
basis ($3,170) ($2,485) ($944) ($393) ($800)
Less: Non-GAAP adjustments (1) 110 (71) 631 51 -
Financing Cash flows, as
Adjusted ($3,280) ($2,414) ($1,575) ($444) ($800)
(1)
Non-GAAP adjustments include the impact on cash flows of consolidated sponsored investment funds and consolidated VIEs.

* * * ** * * * * * *